LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

June 15, 1997

Dear Shareholder:

We are pleased to report that The JPM Institutional International Equity Fund recorded a 3.07% gain for the six-month period ended April 30, 1997. We believe that country allocation, stock selection, and currency management decisions all contributed to the Fund's outperformance of its benchmark, the MSCI EAFE Index, which returned 1.57% for the period.

The Fund's net asset value decreased from $11.43 per share at the beginning of the period to $11.32 by April 30, 1997 after making distributions of approximately $0.25 from ordinary income, approximately $0.12 from short-term capital gains and approximately $0.08 from long-term capital gains. The Fund's net assets were $677.4 million at the end of the reporting period. The net assets of The International Equity Portfolio, in which the Fund invests, totaled approximately $848.6 million on April 30, 1997.

In addition to the performance and allocation highlights within this report, we have also provided a portfolio manager Q&A with Paul A. Quinsee, a member of the Fund's portfolio management team. This interview is designed to address commonly asked questions regarding the Portfolio and the markets in which it invests. Paul also discusses major decisions affecting the Portfolio during the reporting period, as well as an outlook and strategy for the months ahead.

As always, we welcome your comments and questions or any suggestions as to how we can improve the financial reports we prepare for you. Please call J.P. Morgan Funds Services, toll free, at (800) 766-7722.

Sincerely yours,
/S/Evelyn E. Guernsey
Evelyn E. Guernsey
J.P. Morgan Funds Services


    TABLE OF CONTENTS
    LETTER TO THE SHAREHOLDERS....1        FUND FACTS AND HIGHLIGHTS.....7

    FUND PERFORMANCE..............2        FINANCIAL STATEMENTS..........10

    PORTFOLIO MANAGER Q&A.........3

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to evaluate a mutual fund's historical performance is to review its average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                         TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURNS
                                    ------------------   -----------------------------------
                                    THREE     SIX        ONE    THREE   FIVE    SINCE
AS OF APRIL 30, 1997                MONTHS    MONTHS     YEAR   YEARS   YEARS   INCEPTION*
------------------------------------------------------   -----------------------------------
The JPM Institutional International
    Equity Fund                     2.35%     3.07%      1.92%  4.79%   8.77%   4.81%
MSCI EAFE Index                     2.54%     1.57%     -0.89%  5.25%  10.58%   5.17%
Lipper International Fund Average   1.81%     6.17%      5.43%  6.42%  10.58%   7.48%

AS OF MARCH 31, 1997
------------------------------------------------------   -----------------------------------
The JPM Institutional International
    Equity Fund                    -0.35%     2.08%      4.82%  6.07%   8.99%   4.82%
MSCI EAFE Index                    -1.57%     0.00%      1.45%  6.53%  10.57%   5.16%
Lipper International Fund Average   1.30%     5.26%      8.71%  7.37%  11.03%   8.39%

*REFLECTS PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, INC., THE PREDECESSOR ENTITY TO THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND, FROM JUNE 1, 1990 THROUGH OCTOBER 4, 1993 (COMMENCEMENT OF OPERATIONS).

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH GATHERED FROM A RELIABLE SOURCE, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED. THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

PORTFOLIO MANAGER Q&A

[PHOTO]
Following is an interview with PAUL A. QUINSEE, who is a member of the portfolio management team for The International Equity Portfolio in which the Fund invests. Paul joined Morgan in 1992 as an international equity portfolio manager. Previously, he worked for five years as an equity portfolio manager with Citibank and for two years with Schroder Capital Management in London. This interview was conducted on June 5, 1997 and reflects Paul's views on that date.

THROUGHOUT THE SIX-MONTH PERIOD ENDING APRIL 30, 1997, MANY OF THE SEPARATE MARKETS WITHIN THE INTERNATIONAL EQUITY ARENA PRODUCED VARIED RESULTS. SPECIFICALLY, WHILE EUROPEAN EQUITIES POSTED CONSISTENTLY STRONG RETURNS, JAPANESE EQUITIES PRODUCED EQUALLY CONSISTENT NEGATIVE RETURNS. CAN YOU PLEASE EXPLAIN THESE DRAMATIC RETURN DIFFERENCES?

PAQ: Actually, over this period, MOST of the world's equity markets were providing very strong returns, while the normal average from Japan had been substantially lower. Japanese stock prices actually began to drop last summer and fell sharply at the end of 1996, then continued descending into the first months of 1997. So Japan has really been performing very differently from the rest of the world for quite some time, and I think there are primarily two reasons for that.

One is that while the Japanese economy had actually been doing quite well, investors were concerned that the recovery would stop when the Japanese government raised taxes in April 1997. In other words, investors became very gloomy about the outlook for growth in Japan, even though Japan's actual economic data were quite good.

The other reason for Japan's poor performance was caused by concerns regarding the financial sector and the fact that its problems were perceived as being far from resolved. We had seen particularly bad performance from the Japanese banks and financial companies, which comprise approximately a quarter of the Japanese market. The problems in the financial sector then culminated in the first quarter of 1997, with the forced restructuring of two banks and an insurance company (Nippon Credit, Hokkaido Takushoku and Nissan
Life).

So those were the problems in Japan -- gloom about the economy, along with continued problems within the financial system, which caused the negative performance of Japan in contrast to the rest of the world.

IN CONTRAST, WHAT EXPLAINS THE STRONG PERFORMANCE OF EUROPE?

PAQ: Well, there have been a number of positive influences we can identify within Europe, with perhaps the most important being the favorable macroeconomic environment. For example, economic growth in Europe accelerated, while short-term interest rates edged down and long-term interest rates fell quite
                                                                  3
sharply. In addition, Europe experienced a much more favorable currency environment, as the Deutsche mark and Swiss franc weakened against the dollar.

  On top of all of that, Europe had an encouraging trend in terms of corporate developments -- European companies demonstrated an increasing willingness to attack their costs and improve their competitiveness. This has been reflected in a stream of mergers and acquisitions, spin-offs, IPOs, and high profile restructure announcements across the European region. Additionally, governments have been looking to transfer companies back to the private sector, with the most spectacular example being Deutsche Telecom.

  So Europe's performance has been primarily a result of a more stable period for currencies and the improved competitive position of its corporate sector.

PLEASE EXPLAIN WHAT OCCURRED IN THE ASIAN MARKETS (SPECIFICALLY SINGAPORE AND MALAYSIA), WHERE THE STRONG RETURNS OF 1996 WERE COMPLETELY REVERSED DURING THE FIRST FEW MONTHS OF 1997?

PAQ: Specifically, the Malaysian market was affected by great concern throughout the region about possible implications of continued strength in its real estate market. The Malaysian real estate market has been very strong for a number of years, which in turn encouraged a tremendous amount of new construction. Analysts, therefore, began to worry about what this could mean for occupancy levels and rental values in the future. And of course, I might add, the catalyst for much of this worry was the fact that concerns were growing as a result of Thailand's real estate market. Thailand had enjoyed a similar real estate boom, which began to unwind, creating a very negative impact on the Thai stock market. So investors have been looking at the Asian markets as a whole and anticipating where new problems might surface. As a result of the downside risks inherent in its real estate market, Malaysian stocks fell quite sharply in the first quarter of 1997.

  Singapore, as you also mentioned, was held back by a slowdown in its economy, as well as by investor nervousness about the region as a whole.

CAN YOU BRIEFLY EXPLAIN EUROPEAN ECONOMIC &MONETARY UNION (EMU) AND THE RAMIFICATIONS IT WILL HAVE ON INTERNATIONAL EQUITY MARKETS?

PAQ: EMU is a tremendously complex issue -- and one that we have spent a lot of time researching. To summarize it very briefly, it is expected that a number of countries in Europe, after 1999, will share a common currency -- and, therefore, a common monetary policy -- rather than operate within a system of individual national currencies. If this happens it means that the economies within that union become much more like one another. Although long-term interest rates will continue to be different country by country -- because investor views regarding the credit risk of different countries will vary -- short-term interest rates of these converging countries will be very close to the same level. And inflation, of course, will be virtually the same across the region.

  This progress toward EMU has had a much more dramatic influence on the bond markets than the stock markets, particularly with the enormous reductions in the premiums paid by the Italian and Spanish governments over the past three or four years when compared to Germany. The impact on the stock markets, however, is a little less clear-cut at this point.

  Generally, falling long-term interest rates, particularly declines in real rates, are good for stock prices. Also, in the core countries, we've seen a weakness in the Deutsche mark, which is positive for the big exporting companies in Germany, as well as its neighbors.

So long term, there are pluses. Near term, of course, the efforts the governments are taking to control their spending, via tight fiscal policies, are reducing the pace of economic recovery across Europe. Those are, to some extent, being offset by more relaxed monetary policies and are not having a particularly serious negative impact on the stock markets at this time.

THE FUND OUTPERFORMED ITS BENCHMARK FOR THE PERIOD (THE MSCI EAFE INDEX), PROVIDING CONSISTENTLY POSITIVE RETURNS. WHAT SPECIFICALLY CONTRIBUTED TO THAT STRONG PERFORMANCE?

PAQ: A number of different decisions contributed to the Fund's results. Our country allocation decisions tended to help us over the period. For example, the Portfolio suffered less than the benchmark because of its underweight position in Japan, as the Japanese market was particularly weak throughout most of the year. At the same time, the Portfolio maintained overweight positions in the strongly performing European markets, such as Germany and France.

The behavior of European currencies against the dollar also contributed to overall performance. Also, as the dollar continued to strengthen against other international currencies throughout the period -- such as the yen -- this helped us in terms of performance results.

Stock picking, which we think in the long run is the most important decision, also contributed positively to returns. Our analysts and management team were particularly successful in identifying value within the German equity market, as well as in some of the Asian markets. Specifically, in Hong Kong, the Portfolio's exposure to HSBC (Hong Kong & Shanghai Bank Corporation) made a big impact on the period's returns. So stock, country and currency decisions all made important contributions during the period.

MOVING TOWARD THE SECOND HALF OF 1997, HOW ARE YOU POSITIONING THE PORTFOLIO --WHICH MARKETS DO YOU BELIEVE WILL ADD MOST VALUE?

PAQ: You know, it's not easy to find undervalued situations right now, with such strong performance having come from most markets over the past two or three years. The markets we've recently been focusing on, however, are Australia and New Zealand. In the past, companies in these markets have provided relatively disappointing results. We feel now, however, that period is over and that stocks in those markets represent relatively good value; we think these are some of the best values that are offered around the world.

We also expect to increase the Portfolio's positions in the U.K., another market that's lagged. The U.K. market has so far responded well to the proposed policies of the new Labor Administration. We also think there are a number of companies in the U.K. that are undervalued. So that's an area we expect to increase allocations.

It's more difficult to choose between the major continental markets and Japan at this point, with the relative performance of the European markets being so strong. The valuation gap between the two has narrowed, but we continued to emphasize Germany in the Portfolio. We think companies there will benefit from the restructuring and cost cutting that now seems to be the trend in Germany's corporate sector. We have reduced the Portfolio's exposure to France and expect to maintain that reduced position going forward. The French market has already done quite well, and we believe it is no longer undervalued.

Lastly, we expect to add positions in Japan, as Japanese stocks are more reasonably valued than they used to be -- particluarly medium sized companies and even companies in the banking sector. We think the market is overemphasizing Japan's economic difficulties. We actually believe the Japanese economy will continue to recover at a healthy rate this year, helped by its low interest rate environment.

FUND FACTS

INVESTMENT OBJECTIVE

The JPM Institutional International Equity Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies. It is de-signed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.
-------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
10/4/93

-------------------------------------------------------------------------
NET ASSETS AS OF 4/30/97
$677,359,487

-------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97

-------------------------------------------------------------------------

EXPENSE RATIO

The Fund's annualized expense ratio of 0.93% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[EDGAR REPRESENTATION OF GRAPHICS]

JAPAN 26.8%
UNITED KINGDOM 17.8%
GERMANY 9.9%
UNITED STATES 8.0%
FRANCE 7.7%
AUSTRALIA 4.3%
NETHERLANDS 4.2%
ITALY 3.7%
OTHER COUNTRIES 17.6%

LARGEST PORTFOLIO
HOLDINGS                              % OF TOTAL INVESTMENTS
--------                              -----------------------
GLAXO WELLCOME PLC (U.K.)                      1.5%
TOYOTA MOTOR CORP. (JAPAN)                     1.5%
NOVARTIS AG (SWITZERLAND)                      1.1%
BOT CAYMAN FINANCE LTD.
  4.24% DUE 03/31/49 (JAPAN)                   1.1%
ROYAL DUTCH PETROLEUM CO.
  (NETHERLANDS)                                1.0%
DEUTSCHE TELEKOM AG (GERMANY)                  1.0%
TELECOM CORPORATION OF NEW ZEALAND
  (NEW ZEALAND)                                0.9%
HSBC HOLDINGS PLC (U.K.)                       0.9%
BROKEN HILL PROPRIETARY COMPANY LTD.
  (AUSTRALIA)                                  0.9%
BRITISH PETROLEUM COMPANY PLC
  (U.K.)                                       0.9%

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions, and reflect the reimbursement of Fund and Portfolio expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The International Equity Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. Consistent with applicable regulatory guidance, performance for the Fund prior to October 4, 1993 reflects the performance of The Pierpont International Equity Fund, Inc., the predecessor entity to the Portfolio, which had a substantially similar investment objective and restrictions as the Fund. Performance for the period prior to October 4, 1993, reflects deduction of the charges and expenses of The Pierpont International Equity Fund, Inc., which were higher than the estimated charges and expenses for the Fund, after reimbursements. The Portfolio invests in foreign securities which are subject to special risk.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

                    THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The International Equity Portfolio
  ("Portfolio"), at value                          $677,109,755
Receivable for Shares of Beneficial Interest Sold       846,864
Deferred Organization Expenses                           14,995
Prepaid Trustees' Fees                                    2,418
Prepaid Expenses and Other Assets                           406
                                                   ------------
    Total Assets                                    677,974,438
                                                   ------------

LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              474,321
Shareholder Servicing Fee Payable                        54,785
Administrative Services Fee Payable                      17,009
Administration Fee Payable                                5,999
Fund Services Fee Payable                                   415
Accrued Expenses                                         62,422
                                                   ------------
    Total Liabilities                                   614,951
                                                   ------------
NET ASSETS
Applicable to 59,826,654 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $677,359,487
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $11.32
                                                          -----
                                                          -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $628,108,928
Undistributed Net Investment Income                   2,818,133
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                      16,335,212
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                      30,097,214
                                                   ------------
    Net Assets                                     $677,359,487
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $834,843)                                $ 5,363,767
Allocated Interest Income (Net of Foreign
  Withholding Tax of $2,308)                                    1,254,950
Allocated Portfolio Expenses                                   (2,764,637)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 3,854,080

FUND EXPENSES
Shareholder Servicing Fee                          $356,107
Administrative Services Fee                         112,108
Registration Fees                                    14,285
Fund Services Fee                                    12,851
Transfer Agent Fees                                  12,805
Administration Fee                                   12,212
Professional Fees                                     8,839
Printing Expenses                                     6,180
Trustees' Fees and Expenses                           6,148
Amortization of Organization Expenses                 5,053
Insurance Expense                                       937
Miscellaneous                                         5,333
                                                   --------
    Total Fund Expenses                             552,858
Less: Reimbursement of Expenses                        (615)
                                                   --------

NET FUND EXPENSES                                                 552,243
                                                              -----------
NET INVESTMENT INCOME                                           3,301,837

NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO               16,534,883

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                      1,369,611
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $21,206,331
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     APRIL 30,      FOR THE FISCAL
                                                       1997           YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1996
                                                   -------------   ----------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $   3,301,837   $      7,870,617
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio      16,534,883         22,039,113
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                             1,369,611         35,202,924
                                                   -------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      21,206,331         65,112,654
                                                   -------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (16,232,045)       (11,369,691)
Net Realized Gain                                    (12,924,284)        (2,641,547)
                                                   -------------   ----------------
    Total Distributions to Shareholders              (29,156,329)       (14,011,238)
                                                   -------------   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      76,205,379        319,281,413
Reinvestment of Dividends and Distributions           11,977,352          5,467,324
Cost of Shares of Beneficial Interest Redeemed      (129,736,936)      (116,497,638)
                                                   -------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                  (41,554,205)       208,251,099
                                                   -------------   ----------------
    Total Increase (Decrease) in Net Assets          (49,504,203)       259,352,515

NET ASSETS
Beginning of Period                                  726,863,690        467,511,175
                                                   -------------   ----------------
End of Period (including undistributed net
  investment income of $2,818,133 and
  $15,748,341, respectively)                       $ 677,359,487   $    726,863,690
                                                   -------------   ----------------
                                                   -------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                        FOR THE PERIOD
                                                       FOR THE          FOR THE FISCAL YEAR ENDED      OCTOBER 4, 1993
                                                   SIX MONTHS ENDED            OCTOBER 31,             (COMMENCEMENT OF
                                                    APRIL 30, 1997    ------------------------------    OPERATIONS) TO
                                                     (UNAUDITED)        1996       1995       1994     OCTOBER 31, 1993
                                                   ----------------   --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         11.43    $  10.44   $  10.83   $  10.20   $         10.00
                                                   ----------------   --------   --------   --------   ----------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.05        0.12       0.06       0.06                --
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                             0.29        1.17      (0.33)      0.57              0.20
                                                   ----------------   --------   --------   --------   ----------------
Total from Investment Operations                              0.34        1.29      (0.27)      0.63              0.20
                                                   ----------------   --------   --------   --------   ----------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.25)      (0.24)        --         --                --
Net Realized Gain                                            (0.20)      (0.06)     (0.12)        --                --
                                                   ----------------   --------   --------   --------   ----------------
Total Distributions to Shareholders                          (0.45)      (0.30)     (0.12)        --                --
                                                   ----------------   --------   --------   --------   ----------------
NET ASSET VALUE, END OF PERIOD                     $         11.32    $  11.43   $  10.44   $  10.83   $         10.20
                                                   ----------------   --------   --------   --------   ----------------
                                                   ----------------   --------   --------   --------   ----------------
Total Return                                                  3.07%(a)    12.54%    (2.46)%     6.18%             2.00%(a)
                                                   ----------------   --------   --------   --------   ----------------
                                                   ----------------   --------   --------   --------   ----------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $       677,359    $726,864   $467,511   $213,119   $            --(b)
Ratios to Average Net Assets
  Expenses                                                    0.93%(c)     0.95%     0.92%      1.00%               --(c)
  Net Investment Income                                       0.93%(c)     1.24%     1.24%      0.95%               --(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.00%(d)     0.01%     0.02%      0.16%             2.50%(c)

------------------------
(a) Not annualized.

(b) Net assets at October 31, 1993 were $204.

(c) Annualized.

(d) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional International Equity Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on October 4, 1993.

The Fund invests all of its investable assets in The International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (80% at April 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

    d)Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    e)The Fund incurred organization expenses in the amount of $54,625. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co-Administration Agreement, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. Under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds, the Portfolio and other portfolios in which the Trust, The JPM Pierpont Funds and The JPM Advisor Funds invest (the "Master Portfolios"), JPM Series Trust and JPM Series Trust II. For the six months ended April 30, 1997, the fee for these services amounted to $12,212.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were being liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and the operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, The JPM Pierpont Funds, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $112,108.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through January 31, 1997. For the six months ended April 30, 1997, Morgan has agreed to reimburse the Fund $615 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the six months ended April 30, 1997, the fee for these services amounted to $356,107.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $12,851 for the six months ended April 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios, and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Funds Services Fee shown in the financial statements was $2,596.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED       FOR THE FISCAL
                                                    APRIL 30, 1997        YEAR ENDED
                                                      (UNAUDITED)      OCTOBER 31, 1996
                                                   -----------------   ----------------
Shares sold......................................         6,698,359         28,823,191
Reinvestment of dividends and distributions......         1,072,279            509,062
Shares redeemed..................................       (11,528,966)       (10,512,172)
                                                   -----------------   ----------------
Net Increase (Decrease)..........................        (3,758,328)        18,820,081
                                                   -----------------   ----------------
                                                   -----------------   ----------------

The International Equity Portfolio
Semi-Annual Report April 30, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Institutional International Equity Fund
Semi-Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
COMMON STOCK (84.7%)
AUSTRALIA (3.7%)
Broken Hill Proprietary Company Ltd. (Metals &
  Mining).........................................       535,805  $  7,571,996
CRA Ltd. (Metals & Mining)........................        69,700     1,041,660
CSR Ltd. (Building Materials).....................       968,933     3,589,858
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco)........................................       575,705     1,187,980
Mayne Nickless Ltd. (Commercial Services).........       426,100     2,647,792
National Australia Bank Ltd. (Banking)............       370,605     5,083,860
North Ltd. (Metals & Mining)......................       211,500       747,725
Southcorp Holdings Ltd. (Food, Beverages &
  Tobacco)........................................       531,800     1,861,391
Westpac Banking Corp. Ltd. (Banking)..............       504,000     2,722,161
WMC Ltd. (Metals & Mining)........................       856,000     5,085,019
                                                                  ------------
                                                                    31,539,442
                                                                  ------------

BELGIUM (2.3%)
Arbed SA (Metals & Mining)+.......................        21,800     2,136,057
Banque Bruxelles Lambert SA (Banking).............         7,200     1,799,999
Credit Communal Holding/ Dexia (Banking)..........        21,600     2,146,695
Electrabel SA (Utilities).........................        22,816     5,186,613
Fortis AG (Insurance).............................        16,600     2,964,948
PetroFina SA (Oil-Production).....................         7,500     2,671,821
Solvay SA (Chemicals).............................         4,340     2,600,111
                                                                  ------------
                                                                    19,506,244
                                                                  ------------

FINLAND (1.1%)
Metra OY (Industrial).............................        34,100       930,544
Nokia AB (Telecommunications-Equipment)...........        93,680     5,840,121
Rauma OY (Machinery)..............................         3,182        65,430
UPM-Kymmene Corp. (Forest Products & Paper).......       114,300     2,613,890
                                                                  ------------
                                                                     9,449,985
                                                                  ------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------

FRANCE (7.5%)
AXA (Insurance)...................................        26,938  $  1,657,439
Canal Plus SA (Broadcasting & Publishing).........         5,400       975,195
Carrefour Supermarche SA (Retail).................         3,540     2,210,235
Castorama Dubois Investissments (Retail)..........         8,575     1,267,949
Christian Dior SA (Retail)........................         8,065     1,195,301
Colas SA (Building Materials).....................         5,600       771,438
Compagnie de Saint Gobain SA (Building
  Materials)......................................        21,663     2,902,567
Compagnie de Suez SA (Financial Services)+........        25,200     1,222,787
Compagnie Generale des Eaux (Utilities)...........        35,335     4,922,124
Credit Commercial de France SA (Banking)..........        37,880     1,680,996
Credit Local de France (Financial Services).......        17,190     1,590,474
Elf Aquitaine SA (Oil-Services)...................        46,294     4,489,500
Erid Beghin Say SA (Insurance)....................        13,510     2,048,592
Essilor International SA (Health Services)........         6,382     1,758,327
Groupe Danone (Food, Beverages & Tobacco).........         8,484     1,235,596
L'Air Liquide SA (Chemicals)......................        12,626     1,901,567
Lagardere Groupe (Entertainment, Leisure &
  Media)..........................................        28,550       883,447
Lagardere SCA (Multi - Industry)+.................         6,400       189,707
Pathe SA (Entertainment, Leisure & Media)+........         6,900     1,611,394
Peugeot SA (Automotive)...........................        24,155     2,404,585
Promodes (Retail).................................        10,450     3,525,485
Rhone-Poulenc (Chemicals).........................        52,449     1,764,064
Sanofi (Pharmaceuticals)..........................        18,768     1,752,554
Schneider SA (Electronics)........................         9,600       541,158
SEITA (Food, Beverages & Tobacco).................        65,300     2,324,961
SGS Thomson Microelectronics NV (Electronics)+....        30,000     2,313,080
Sidel SA (Machinery)+.............................        38,210     2,744,449
Societe Generale (Banking)........................        21,758     2,438,112
Synthelabo (Pharmaceuticals)......................        22,365     2,663,242
Thomson CSF (Electronics)+........................        30,600       943,737

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
FRANCE (CONTINUED)
Total SA (Oil-Services)+..........................        36,300  $  3,010,294
Union des Assurances Federales (Insurance)........        12,460     1,483,747
Usinor Sacilor (Metals & Mining)..................        97,800     1,477,966
                                                                  ------------
                                                                    63,902,069
                                                                  ------------

GERMANY (7.6%)
Allgemeine Handelsgesellschaft der Verbraucher AG
  (Retail)+.......................................         5,990     1,618,858
Allianz AG (Insurance)............................         4,260       826,580
BASF AG (Chemicals)...............................        55,820     2,153,289
Bayer AG (Chemicals)..............................       170,140     6,769,581
Bayerische Hypotheken-und Wechsel Bank AG
  (Banking).......................................       227,700     7,100,565
Bilfinger & Berger Bau AG (Construction &
  Housing)........................................        41,740     1,552,296
Colonia Konzern AG (Insurance)....................        13,450     1,227,200
Daimler Benz AG (Automotive)......................        34,280     2,545,763
Deutsche Bank AG (Banking)........................        11,600       612,266
Deutsche Telekom AG (Telecommunication
  Services).......................................       380,548     8,258,522
Douglas Holding AG (Retail).......................        45,100     1,471,503
Dresdner Bank AG (Banking)........................       104,030     3,328,162
Fried, Krupp AG Hoesch Krupp (Machinery)..........        20,020     3,682,219
Henkel KGAA (Chemicals)...........................         8,625       435,318
Lufthansa AG (Airlines)...........................       114,000     1,589,857
Munchener Rueckversicherungs-Gesellschaft
  (Insurance).....................................         2,782     6,739,462
SAP AG (Computer Software)........................        13,650     2,485,380
Schering AG (Pharmaceuticals).....................        14,100     1,351,647
Siemens AG (Electrical Equipment).................       132,140     7,157,696
Thyssen AG (Metals & Mining)......................         6,000     1,307,990
VEBA AG (Utilities)...............................        49,800     2,565,254
                                                                  ------------
                                                                    64,779,408
                                                                  ------------

HONG KONG (2.6%)
Bank of East Asia Ltd. (Banking)..................        60,120       206,828
Cheung Kong Holdings Ltd. (Real Estate)...........       716,000     6,285,146
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
HONG KONG (CONTINUED)
Henderson Land Development Company Ltd. (Real
  Estate).........................................       196,000  $  1,650,935
Hong Kong Electric Holdings Ltd. (Electric).......       703,500     2,488,331
HSBC Holdings PLC (Banking).......................       186,800     4,726,356
Hutchison Whampoa Ltd. (Multi - Industry).........       248,000     1,840,827
Sing Tao Holdings Ltd. (Broadcasting &
  Publishing)+....................................     2,544,000     1,083,739
Swire Pacific Ltd. (Multi - Industry).............       201,000     1,550,342
Television Broadcast Ltd. (Entertainment, Leisure
  & Media)........................................       452,000     1,855,492
                                                                  ------------
                                                                    21,687,996
                                                                  ------------

IRELAND (0.8%)
Allied Irish Banks PLC (Banking)..................       171,000     1,194,308
Bank of Ireland PLC (Banking).....................       106,000     1,106,517
CRH PLC (Building Materials)......................       144,000     1,409,108
Irish Life PLC (Insurance)........................       261,000     1,270,144
Jefferson Smurfit Group PLC (Forest Products &
  Paper)..........................................       842,500     2,062,647
                                                                  ------------
                                                                     7,042,724
                                                                  ------------

ITALY (3.6%)
Arnoldo Mondadori Editore SPA (Entertainment,
  Leisure & Media)................................       181,000     1,053,619
Assicurazioni Generali SPA (Insurance)............        93,000     1,556,451
Banca Fideuram SPA (Financial Services)...........        60,000       150,712
Banca Popolare di Bergamo Credito Varesino SPA
  (Banking).......................................       110,000     1,606,425
ENI SPA (Oil-Services)............................     1,449,000     7,355,565
Fiat SPA (Automotive).............................       826,000     2,726,192
Instituto Mobiliare Italiano SPA (Financial
  Services).......................................       113,000       962,748
Instituto Nazionale Delle Assicurazioni
  (Insurance).....................................     2,095,000     2,808,631
Mediaset SPA (Broadcasting & Publishing)..........       252,000     1,059,890

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
ITALY (CONTINUED)
Montedison SPA (Chemicals)........................     2,605,000  $  1,705,852
Parmalat Finanziaria SPA (Food, Beverages &
  Tobacco)........................................     1,045,000     1,520,000
Stet Societa' Finanziaria Telefonica SPA
  (Telecommunication Services)....................       432,000     1,602,453
Telecom Italia Mobile SPA (Telecommunication
  Services).......................................     1,173,000     2,168,701
Telecom Italia SPA (Telecommunications)...........     1,595,000     4,197,429
                                                                  ------------
                                                                    30,474,668
                                                                  ------------

JAPAN (23.5%)
Aichi Corp. (Machinery)...........................        90,000       460,956
Asahi Bank Ltd. (Banking).........................       581,000     3,557,142
Asatsu Inc. (Commercial Services).................        47,000     1,333,228
Ashikaga Bank Ltd. (Banking)......................       100,000       302,577
Canon Sales Co. Inc. (Miscellaneous)..............        93,500     1,937,633
Central Glass Co. Ltd. (Diversified
  Manufacturing)..................................       400,000     1,040,107
Cosmo Oil Co. Ltd. (Oil-Production)...............       600,000     2,444,251
Dai Ichi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)...............................        87,000     1,398,471
Daido Hoxan Inc. (Chemicals)......................        50,000       164,684
Daido Steel Co. Ltd. (Metals & Mining)............       500,000     1,351,351
Daiwa Bank Ltd. (Banking).........................       549,000     1,773,619
Daiwa Danchi Co. Ltd. (Real Estate)+..............       233,000       840,863
Daiwa Securities Co. Ltd. (Financial Services)....       291,000     1,937,554
Ebara Corp. (Machinery)...........................       180,000     2,326,057
Familymart Co. Ltd. (Retail)......................        30,560     1,119,722
Fuji Bank Ltd. (Banking)..........................       112,000     1,261,996
Fuji Denki Reiki Co. Ltd. (Multi - Industry)......       120,750       737,383
Fuji Electric Co. Ltd. (Electrical Equipment).....       444,000     1,763,265
Fuji Photo Film Co. Ltd. (Electronics)............        21,000       802,537
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
Fujitsu Ltd. (Computer Systems)...................       230,000  $  2,392,246
Fukui Bank Ltd. (Banking).........................       200,000       724,923
Fukuoka Chuo Bank Ltd. (Banking)..................        43,000       213,458
Furukawa Co. Ltd. (Machinery).....................        67,000       218,036
Gakken Co. Ltd. (Broadcasting & Publishing).......       270,000     1,223,308
Gunze Ltd. (Apparels & Textiles)..................       211,000       911,102
Hiroshima Bank Ltd. (Banking).....................       100,000       379,797
Hitachi Ltd. (Electrical Equipment)...............       702,000     6,361,200
Hokkai Can Co. Ltd. (Packaging & Containers)......       125,000       590,970
Hokuriku Bank Ltd. (Banking)......................       100,000       283,666
Ito - Yokado Co. Ltd. (Retail)....................        48,000     2,303,364
Itoham Foods Inc. (Food, Beverages & Tobacco).....       250,000     1,260,736
Izumi Co. Ltd. (Retail)...........................       105,000     1,356,867
Izumiya Co. Ltd. (Retail).........................        85,000     1,192,183
Japan Synthetic Rubber (Chemicals)................       402,000     3,154,928
Japan Tobacco, Inc. (Food, Beverages & Tobacco)...           250     1,593,649
Kawasaki Kisen Kaisha Ltd. (Transport &
  Services)+......................................       700,000     1,213,458
Kinki Nippon Railway (Railroads)..................       154,000       854,275
Kissei Pharmaceutical Co. Ltd.
  (Pharmaceuticals)...............................        54,000     1,025,451
Kitz Corp. (Machinery)............................       145,000       468,442
Kyocera Corp. (Electronics).......................        15,000       898,274
Maruha Corp. (Food, Beverages & Tobacco)..........       266,000       572,201
Matsushita Electric Industries Co. Ltd.
  (Electronics)...................................       400,000     6,398,234
Matsushita Refrigeration Co. (Electrical
  Equipment)......................................        75,000       391,222
Matsuzakaya Co. Ltd. (Retail).....................        74,000       506,122
Mitsubishi Electric Corp. Ltd. (Electrical
  Equipment)......................................       927,000     5,076,549
Mitsubishi Heavy Industries Ltd. (Machinery)......       710,000     4,688,203
Mitsui Fudosan Co. Ltd. (Real Estate).............       110,000     1,256,796
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining).........................................       300,000     1,177,212

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
Mitsui Petrochemical Industries Ltd.
  (Chemicals).....................................       100,000  $    470,412
Mitsui Toatsu Chemicals Inc. (Chemicals)..........       650,000     1,818,217
Mitsui Trust & Banking Co. Ltd. (Banking).........       586,000     3,343,030
Mizuno Corp. (Retail).............................       262,000     1,426,538
Nagase & Co. Ltd. (Wholesale & International
  Trade)..........................................       178,000     1,220,235
Nanto Bank Ltd. (Banking).........................        96,000       563,549
New Oji Paper Co. Ltd. (Forest Products &
  Paper)..........................................       300,000     1,515,247
Nippon Express Co. Ltd. (Transport & Services)....       345,000     2,378,654
Nippon Hodo Co. Ltd. (Construction & Housing).....       130,000       918,840
Nippon Meat Packers Inc. (Food, Beverages &
  Tobacco)........................................        50,000       496,415
Nippon Road Co. Ltd. (Construction & Housing).....       100,000       351,430
Nippon Sheet Glass Co. Ltd. (Household
  Products).......................................       225,000       700,299
Nippon Shinyaku Co. Ltd. (Pharmaceuticals)........       164,000     1,256,071
Nippon Steel Corp. (Metals & Mining)..............     2,079,000     5,930,170
Nippon Telegraph & Telephone Corp.
  (Telecommunications)............................           262     2,014,235
Nippon Zeon Co. Ltd. (Chemicals)..................       180,000       822,630
Nishimatsu Construction Co. Ltd. (Construction &
  Housing)........................................       320,000     1,802,852
Nissan Diesel Motor Co. Ltd. (Automotive).........       394,000     1,459,144
Nissan Fire & Marine Insurance Co. Ltd.
  (Insurance).....................................       411,500     1,410,468
Nissan Motor Co. Ltd. (Automotive)................       600,000     3,531,636
Nissei Sangyo Co. Ltd. (Electrical Equipment).....       131,250     1,375,482
Nomura Securities Co. Ltd. (Financial Services)...       335,000     3,748,325
North Pacific Bank Ltd. (Banking).................       220,000     1,040,107
NSK Ltd. (Machinery)..............................       365,000     2,203,057
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
Okamura Corp. (Industrial)........................       140,000  $    771,097
Omron Corp. (Electrical Equipment)................        43,000       813,175
Ono Pharmaceuticals Co. Ltd. (Pharmaceuticals)....       100,000     2,836,655
Osaka Gas Co. Ltd. (Natural Gas)..................       519,000     1,243,212
Osaka Sanso Kogyo Ltd. (Chemicals)................       300,000       791,900
Pokka Corp. (Food, Beverages & Tobacco)...........        50,000       327,003
Ricoh Corp. Ltd. (Electrical Equipment)...........       226,000     2,688,992
Rohm Co. Ltd. (Semiconductors)....................        15,000     1,163,029
Sakura Bank Ltd. (Banking)........................     1,140,000     6,027,420
San-In Godo Bank Ltd. (Banking)...................       100,000       659,522
Sanden Corp. (Machinery)..........................        50,000       405,799
Sankyo Aluminum Industries Co. Ltd. (Building
  Materials)......................................        75,000       217,477
Sansei Yusoki Co. Ltd. (Machinery)................        79,000       547,790
Sanwa Bank Ltd. (Banking).........................       150,000     1,607,438
Sekisui Chemical Co. Ltd. (Chemicals).............       200,000     1,922,622
Senshukai Co. (Retail)............................       226,000     1,905,444
Shikoku Electric Power Co. Inc. (Electric)........       100,000     1,512,883
Snow Brand Milk Products Co. Ltd. (Food, Beverages
  & Tobacco)......................................       300,000     1,347,411
Sony Corp. (Electronics)..........................        63,000     4,586,872
Sumitomo Forestry Co. Ltd. (Forest Products &
  Paper)..........................................       200,000     2,032,936
Sumitomo Realty & Development Co. Ltd. (Building
  Materials)......................................       150,000     1,064,928
Sumitomo Trust & Banking Co. Ltd. (Banking).......       219,000     1,811,914
SXL Corp. (Construction & Housing)................        60,000       338,508
Tadano Ltd. (Machinery)...........................       200,000     1,378,930
Taisei Corp. (Construction & Housing).............       530,000     1,941,927

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
The Kagawa Bank Ltd. (Banking)....................       115,000  $    740,781
The Long Credit Bank of Japan Ltd. (Banking)......       330,000       886,691
Toda Construction Co. (Building Materials)........       100,000       535,813
Toho Bank Ltd. (Banking)..........................       140,000       682,846
Tokio Marine & Fire Insurance Co. Ltd.
  (Insurance).....................................       261,000     2,550,153
Tokyo Electric Power Co. Inc. (Electric)..........       195,000     3,457,174
Tokyo Gas Co. Ltd. (Natural Gas)..................       266,000       635,080
Tomen Corp. (Wholesale & International Trade).....       500,000     1,103,144
Toppan Printing Co. Ltd. (Broadcasting &
  Publishing).....................................       130,000     1,679,930
Topy Industries Ltd. (Manufacturing)..............       150,000       497,597
Toyoda Gosei Co. Ltd. (Automotive)................       139,000       872,926
Toyota Motor Co. Ltd. (Automotive)................       426,000    12,352,689
Tsubakimoto Chain Co. (Manufacturing).............       200,000     1,054,290
West Japan Railway Co. (Railroads)................         1,951     6,456,701
Xebio Co. Ltd. (Retail)...........................        18,000       422,662
Yamaha Motor Co. Ltd. (Automotive)................       230,000     2,047,908
Yamazaki Baking Co. Ltd. (Food, Beverages &
  Tobacco)........................................        60,000       926,641
Yokogawa Bridge Corp. (Building Materials)........       177,100     1,014,512
Yokohama Rubber Co. Ltd. (Automotive Supplies)....       700,000     2,768,891
York - Benimaru Co. Ltd. (Retail).................        39,000     1,041,762
Yuasa Trading Co. Ltd. (Wholesale & International
  Trade)..........................................       139,000       457,820
                                                                  ------------
                                                                   199,168,206
                                                                  ------------
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------

MALAYSIA (0.6%)
Commerce Asset-Holding Berhad (Banking)...........       240,000  $  1,434,272
Hong Leong Properties Berhad (Multi - Industry)...       354,000       482,346
Industrial Oxygen Inc. Berhad (Agriculture).......       592,000       735,877
Sime Darby Berhad (Multi - Industry)..............       499,800     1,520,492
Sime U.E.P. Properties Berhad (Real Estate).......       334,000       665,343
                                                                  ------------
                                                                     4,838,330
                                                                  ------------

NETHERLANDS (4.1%)
ABN Amro Holdings NV (Banking)....................        13,400       921,027
Aegon NV (Insurance)..............................        24,000     1,700,111
Dutch State Mines NV (Chemicals)..................        24,590     2,448,766
Heineken NV (Food, Beverages & Tobacco)...........         4,600       770,953
ING Groep NV (Financial Services).................        97,350     3,822,824
Koninklijke PTT Nederland NV
  (Telecommunications)............................        66,400     2,358,637
Moeara Enim Petroleum MIJ NV (New shares) (Oil-
  Services).......................................           160     3,137,403
Philips Electronics NV (Electronics)..............        62,382     3,256,621
PolyGram NV (Entertainment, Leisure & Media)......        16,700       818,666
Royal Dutch Petroleum Co. (Oil-Services)..........        46,860     8,375,640
Unilever NV (Food, Beverages & Tobacco)...........        23,145     4,501,619
Wolters Kluwer NV (Broadcasting & Publishing).....        21,880     2,593,333
                                                                  ------------
                                                                    34,705,600
                                                                  ------------

NEW ZEALAND (2.0%)
Brierley Investments Ltd. (Financial Services)....     1,482,000     1,305,167
Fletcher Challenge Building Division Ltd.
  (Building Materials)............................       577,200     1,621,047

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
NEW ZEALAND (CONTINUED)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)...............................     1,743,200  $  3,868,223
Lion Nathan Ltd. (Food, Beverages & Tobacco)......       931,600     2,241,678
Telecom Corporation of New Zealand
  (Telecommunications)............................     1,751,300     7,857,404
                                                                  ------------
                                                                    16,893,519
                                                                  ------------

NORWAY (1.7%)
Aker ASA, Series B (Construction & Housing).......        41,700       936,974
Kvaerner ASA (Series B) (Capital Goods)...........        64,820     2,958,448
Norsk Hydro ASA (Oil-Services)....................       118,900     5,794,059
Nycomed ASA, Series B (Medical Supplies)..........        70,000     1,007,612
Orkla ASA (Multi - Industry)......................        25,700     1,988,641
Storebrand ASA, A Shares (Insurance)+.............       217,000     1,334,767
                                                                  ------------
                                                                    14,020,501
                                                                  ------------

SINGAPORE (0.9%)
Hotel Properties Ltd. (Restaurants & Hotels)......     1,193,000     1,897,158
Singapore Airlines Ltd. (Airlines)................       106,600       943,414
Singapore Land Ltd. (Real Estate).................       167,000       779,391
Singapore Press Holdings Ltd. (Entertainment,
  Leisure & Media)................................        54,000     1,000,608
Singapore Telecommunications Ltd.
  (Telecommunications)............................       590,000       995,353
The Development Bank of Singapore Ltd.
  (Banking).......................................           125         1,487
United Overseas Bank Ltd. (Banking)...............       233,000     2,190,938
                                                                  ------------
                                                                     7,808,349
                                                                  ------------
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------

SPAIN (2.4%)
Autopistas Concesionaria Espanola SA
  (Transportation)................................       127,700  $  1,477,412
Banco Bilbao Vizcaya SA (Banking).................        10,000       673,627
Banco Intercontinental Espanol (Financial
  Services).......................................         3,900       582,030
Banco Pastor SA (Banking).........................        16,200       952,648
Banco Popular Espanol SA (Banking)................        22,300     4,732,500
Hidroelectrica del Cantabrico SA (Electric).......        53,000     1,850,419
Iberdrola SA (Electric)...........................       543,600     6,140,270
Repsol SA (Gas Exploration).......................        94,500     3,965,668
                                                                  ------------
                                                                    20,374,574
                                                                  ------------

SWITZERLAND (2.9%)
Ciba Specialty Chemicals AG (Chemicals)+..........         8,490       731,778
Georg Fischer AG (Automotive Supplies)............         1,150     1,389,268
Julius Baer Holdings AG (Banking).................           490       613,565
Liechtenstein Global Trust AG (Banking)...........         2,750     1,511,770
Nestle SA (Food, Beverages & Tobacco).............         2,215     2,690,883
Novartis AG (Pharmaceuticals).....................         7,090     9,344,662
Roche Holding AG (Pharmaceuticals)................           257     2,171,554
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance).....................................         1,906     2,206,836
Schweizerischer Bankverein (Banking)..............        10,416     2,276,276
SGS-Thomson Microelectronics NV (Electronics).....           350       724,496
TAG Heuer International SA (ADR) (Apparels &
  Textiles)+......................................        13,000       182,000
Valora Holding AG (Retail)........................         2,440       533,229
                                                                  ------------
                                                                    24,376,317
                                                                  ------------

UNITED KINGDOM (17.4%)
Abbey National PLC (Banking)......................       327,000     4,563,074
Alliance & Leicester PLC (Financial Services)+....       157,500     1,461,800

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
UNITED KINGDOM (CONTINUED)
Allied Colloids Group PLC (Chemicals).............     1,251,100  $  2,546,475
Allied Domecq PLC (Food, Beverages & Tobacco).....       328,000     2,315,125
Amersham International PLC (Biotechnology)........        58,500     1,200,764
Argyll Group PLC (Retail).........................       256,500     1,423,393
BAT Industries PLC (Food, Beverages & Tobacco)....       406,600     3,424,097
Britannic Assurance PLC (Insurance)...............       135,600     1,876,809
British Airways PLC (Airlines)....................       281,000     3,214,451
British Petroleum Co. PLC (Oil-Services)..........       651,370     7,482,942
British Telecommunications PLC
  (Telecommunications)............................       865,000     6,344,040
BTR PLC (Multi - Industry)........................       395,500     1,617,180
Burmah Castrol PLC (Oil-Production)...............        56,200       921,020
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)........................................       395,300     3,284,038
Compass Group PLC (Food, Beverages & Tobacco).....       243,200     2,667,606
Dalgety PLC (Food, Beverages & Tobacco)...........       359,600     1,820,479
EMI Group PLC (Entertainment, Leisure & Media)....       148,100     2,943,761
Flextech PLC (Broadcasting & Publishing)+.........        86,500       870,200
General Electric Co. PLC (Electrical Equipment)...       225,500     1,340,351
Glaxo Wellcome PLC (Pharmaceuticals)..............       627,700    12,354,475
Glynwed International PLC (Metals & Mining).......       300,200     1,256,729
Guardian Royal Exchange PLC (Insurance)...........       889,000     3,974,063
Guinness PLC (Food, Beverages & Tobacco)..........       406,400     3,363,065
Hillsdown Holdings PLC (Food, Beverages &
  Tobacco)........................................       703,000     2,076,051
HSBC Holdings PLC (Banking).......................       297,000     7,802,156
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
UNITED KINGDOM (CONTINUED)
Kingfisher PLC (Retail)...........................       258,200  $  2,798,621
Ladbroke Group PLC (Entertainment, Leisure &
  Media)..........................................       342,300     1,277,456
Lloyds TSB Group PLC (Banking)....................       811,850     7,416,441
Lucas Varity PLC (Automotive Supplies)+...........       479,900     1,456,142
MEPC PLC (Real Estate)............................       290,000     2,141,020
Pilkington PLC (Building Materials)...............       833,000     1,500,304
Racal Electronic PLC (Telecommunications-
  Equipment)......................................       467,600     1,809,565
Rank Group PLC (Entertainment, Leisure & Media)...       399,000     2,751,523
Reuters Holdings PLC (Broadcasting &
  Publishing).....................................       129,100     1,328,088
RMC Group PLC (Building Materials)................       102,000     1,560,714
Rolls-Royce PLC (Aerospace).......................       449,000     1,770,370
Royal Bank of Scotland Group PLC (Banking)........       302,300     2,854,779
RTZ Corp. PLC (Metals & Mining)...................       134,000     2,130,798
Sainsbury (J.) PLC (Retail).......................       559,000     3,002,280
Scottish Hydro-Electric PLC (Utilities)...........       202,000     1,288,117
Scottish Power PLC (Electric).....................       696,000     4,223,692
Sears PLC (Retail)................................     3,079,000     3,846,908
Shell Transport & Trading Co. (Oil-Services)......        62,400     1,114,423
SmithKline Beecham PLC (Pharmaceuticals)..........        98,066     1,577,693
Standard Chartered PLC (Banking)..................       123,300     1,860,619
Storehouse PLC (Retail)...........................       338,500     1,213,842
Tomkins PLC (Multi - Industry)....................       495,000     2,136,477
Vickers PLC (Capital Goods).......................       328,300     1,134,650
Vodafone Group PLC (Telecommunications)...........       931,900     4,173,397
Wessex Water PLC (Water)..........................       475,000     2,851,719

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
UNITED KINGDOM (CONTINUED)
Willis Corroon Group PLC (Insurance)..............       544,000  $  1,279,907
Zeneca Group PLC (Pharmaceuticals)................       173,000     5,232,429
                                                                  ------------
                                                                   147,876,118
                                                                  ------------
  TOTAL COMMON STOCK (COST $686,944,074)..........                 718,444,050
                                                                  ------------
PREFERRED STOCK (1.7%)
AUSTRALIA (0.5%)
News Corp. Ltd. (Broadcasting & Publishing).......     1,072,863     4,100,703
                                                                  ------------
GERMANY (1.2%)
GEA AG (Machinery)................................         3,815     1,299,818
Henkel KGAA (Chemicals)...........................        20,750     1,126,373
Jungheinrich AG (Machinery).......................        10,530     1,459,405
MAN AG (Automotive)...............................         2,459       558,068
RWE AG (Utilities)................................        50,260     1,689,202
Volkswagen AG (Automotive)........................         9,450     4,682,257
                                                                  ------------
                                                                    10,815,123
                                                                  ------------
  TOTAL PREFERRED STOCK (COST $13,271,063)........                  14,915,826
                                                                  ------------

WARRANTS (1.1%)
GERMANY (0.8%)
Allianz AG Holding, Expiring 2/23/98
  (Insurance)+....................................        12,230       946,384
Veba International Finance, Expiring 4/6/98
  (Utilities)+....................................         8,870     2,571,364
Volkswagen AG, Expiring 10/27/98 (Automotive)+....         9,710     3,280,282
                                                                  ------------
                                                                     6,798,030
                                                                  ------------

JAPAN (0.2%)
Dowa Mining Co. Ltd., Expiring 12/09/97 (Metals &
  Mining)+........................................           391        58,650
Kyocera Corp., Expiring 1/23/98 (Electrical
  Equipment)+.....................................            20        15,750
               SECURITY DESCRIPTION                    SHARES        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
Rohm Co., Expiring 11/20/97 (Semiconductors)+.....           800  $  1,024,814
Shin-Etsu Chemical Co. Ltd., Expiring 8/1/00
  (Chemicals)+....................................           430       634,250
                                                                  ------------
                                                                     1,733,464
                                                                  ------------

MALAYSIA (0.1%)
Petronas Dagangan Berhad, Expiring 2/24/99
  (Retail)+.......................................       805,000       949,329
                                                                  ------------

SINGAPORE (0.0%)*
United Overseas Land Ltd., Expiring 5/28/01
  (Building Materials)+...........................           900           510
                                                                  ------------

SWITZERLAND (0.0%)*
Schweizerischer Bankverein, Expiring 6/30/00
  (Banking)+......................................         1,880         9,761
                                                                  ------------
  TOTAL WARRANTS (COST $6,902,826)................                   9,491,094
                                                                  ------------
                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
CONVERTIBLE BONDS (2.6%)
JAPAN (2.6%)

                                                        (IN JPY)
                                                    ------------
BOT Cayman Finance Ltd., 4.25% due 03/31/49
  (Financial Services)............................   950,000,000     9,282,167
Canon Inc., 1.30% due 12/19/08 (Electric).........   111,000,000     1,758,892
NEC Corp., 1.90% due 03/30/01 (Computer
  Systems)........................................   336,000,000     4,183,121

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

                                                     PRINCIPAL
               SECURITY DESCRIPTION                    AMOUNT        VALUE
--------------------------------------------------  ------------  ------------
JAPAN (CONTINUED)
Toyota Motor Corp., 1.20% due 01/28/98
  (Automotive)....................................   300,000,000  $  4,491,371
Yamanouchi Pharmaceutical Co. Ltd., 1.25% due
  03/31/14 (Commercial Services)..................   250,000,000     2,637,203
                                                                  ------------
  TOTAL CONVERTIBLE BONDS (COST $22,987,776)......                  22,352,754
                                                                  ------------
SHORT-TERM INVESTMENTS (7.9%)
EURO DOLLAR TIME DEPOSITS (1.8%)
State Street Bank Euro Dollar, 5.25% due
  05/01/97........................................  $ 14,790,000    14,790,000
                                                                  ------------

REPURCHASE AGREEMENT (5.5%)
State Street Bank and Trust, dated 04/30/97 due
  05/01/97, proceeds $46,659,480 (collateralized
  by U.S. Treasury Note, 7.125%, due 02/15/23,
  valued at $47,590,339)..........................    46,653,000    46,653,000
                                                                  ------------
                                                     PRINCIPAL
               SECURITY DESCRIPTION                    AMOUNT        VALUE
--------------------------------------------------  ------------  ------------

U.S. TREASURY OBLIGATIONS (0.6%)
United States Treasury Bills, 5.13% due
  06/19/97........................................  $  5,410,000  $  5,371,861
                                                                  ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $66,815,758)...................................                  66,814,861
                                                                  ------------
TOTAL INVESTMENTS (COST $796,921,497) (98.0%)...................   832,018,585
OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)....................    16,566,781
                                                                  ------------
NET ASSETS (100.0%).............................................  $848,585,366
                                                                  ------------
                                                                  ------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at April 30, 1997, was $797,186,874, the aggregate gross unrealized appreciation and depreciation was $111,699,133 and $76,867,422, respectively, resulting in net unrealized appreciation of $34,831,711.

+ - Non-income producing security.

* - Less than .1%

ADR - Securities whose value is determined or significantly influenced by trading on exchanges not located in the US or Canada. ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

JPY - Japanese Yen

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Banking...........................................        19.6%
Food, Beverage & Tobacco..........................         5.3%
Pharmaceuticals...................................         5.2%
Automotive........................................         4.9%
Oil-Services......................................         4.9%
Insurance.........................................         4.8%
Retail............................................         4.4%
Chemicals.........................................         4.1%
Metals & Mining...................................         3.8%
Telecommunications................................         3.4%
Electrical Equipment..............................         3.2%
Financial Services................................         3.1%
Electric..........................................         2.6%
Machinery.........................................         2.6%
Electronics.......................................         2.5%
Utilities.........................................         2.2%
Building Materials................................         1.9%
Broadcasting & Publishing.........................         1.8%
Entertainment, Leisure & Media....................         1.8%
Real Estate.......................................         1.6%
Forest Products & Paper...........................         1.5%
Telecommunication Services........................         1.5%
Multi-Industry....................................         1.4%
Construction & Housing............................         0.9%
Railroads.........................................         0.9%
Telecommunications-Equipment......................         0.9%
Commercial Services...............................         0.8%
Computer Systems..................................         0.8%
Airlines..........................................         0.7%
Automotive Supplies...............................         0.7%
Oil-Production....................................         0.7%
Government Obligations............................         0.6%
Capital Goods.....................................         0.5%
Gas Exploration...................................         0.5%
Transport & Services..............................         0.4%
Computer Software.................................         0.3%
Semiconductors....................................         0.3%
Water.............................................         0.3%
Wholesale & International Trade...................         0.3%
Aerospace.........................................         0.2%
Health Services...................................         0.2%
Industrial........................................         0.2%
Manufacturing.....................................         0.2%
Miscellaneous.....................................         0.2%
Natural Gas.......................................         0.2%
Restauraunt & Hotels..............................         0.2%
Transportation....................................         0.2%
Agriculture.......................................         0.1%
Apparels & Textiles...............................         0.1%
Biotechnology.....................................         0.1%
Diversified Manufacturing.........................         0.1%
Household Products................................         0.1%
Medical Supplies..................................         0.1%
Packaging & Containers............................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $796,921,497 )          $832,018,585
Foreign Currency at Value (Cost $14,578,313 )        14,376,093
Cash                                                        536
Receivable for Investments Sold                       6,401,260
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,090,620
Dividends Receivable                                  3,070,267
Variation Margin Receivable                           1,360,668
Foreign Tax Reclaim Receivable                        1,182,820
Interest Receivable                                     453,502
Prepaid Trustees' Fees                                    3,186
Prepaid Expenses and Other Assets                         1,055
                                                   ------------
    Total Assets                                    859,958,592
                                                   ------------

LIABILITIES
Payable for Investments Purchased                    10,654,469
Unrealized Depreciation of Spot Foreign Currency
  Contracts                                               2,994
Advisory Fee Payable                                    413,555
Custody Fee Payable                                     217,856
Administration Fee Payable                               13,592
Administrative Services Fee Payable                      12,069
Fund Services Fee Payable                                   526
Accrued Expenses                                         58,165
                                                   ------------
    Total Liabilities                                11,373,226
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $848,585,366
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $1,060,055 )                                                $ 6,811,555
Interest Income (Net of Foreign Withholding Tax
  of $2,931 )                                                      1,589,479
                                                                 -----------
    Investment Income                                              8,401,034

EXPENSES
Advisory Fee                                       $ 2,718,767
Custodian Fees and Expenses                            584,388
Administrative Services Fee                            142,655
Professional Fees and Expenses                          27,926
Fund Services Fee                                       16,371
Administration Fee                                      11,466
Trustees' Fees and Expenses                              8,112
Printing Expenses                                        2,653
Insurance Expense                                        1,692
Registration Fees                                          247
Miscellaneous                                               13
                                                   -----------
    Total Expenses                                                 3,514,290
                                                                 -----------
NET INVESTMENT INCOME                                              4,886,744

NET REALIZED GAIN ON
  Investment Transactions (including $1,356,808
    net realized gain from futures contracts)        9,275,292
  Foreign Currency Transactions                     12,205,414
                                                   -----------
    Net Realized Gain                                             21,480,706

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment                                          (187,364)
  Foreign Currency Contracts and Translations        1,326,977
                                                   -----------
    Net Change in Unrealized Appreciation                          1,139,613
                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $27,507,063
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     APRIL 30,      FOR THE FISCAL
                                                       1997           YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1996
                                                   -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   4,886,744   $     11,608,802
Net Realized Gain on Investment and Foreign
  Currency Transactions                               21,480,706         34,313,067
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations         1,139,613         43,415,853
                                                   -------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      27,507,063         89,337,722
                                                   -------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         99,764,977        369,388,677
Withdrawals                                         (205,458,629)      (185,257,400)
                                                   -------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                  (105,693,652)       184,131,277
                                                   -------------   ----------------
    Total Increase (Decrease) in Net Assets          (78,186,589)       273,468,999
NET ASSETS
Beginning of Period                                  926,771,955        653,302,956
                                                   -------------   ----------------
End of Period                                      $ 848,585,366   $    926,771,955
                                                   -------------   ----------------
                                                   -------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL YEAR     FOR THE PERIOD
                                    FOR THE                ENDED           OCTOBER 4, 1993
                                SIX MONTHS ENDED        OCTOBER 31,        (COMMENCEMENT OF
                                 APRIL 30, 1997    ----------------------   OPERATIONS) TO
                                  (UNAUDITED)       1996    1995    1994   OCTOBER 31, 1993
                                ----------------   ------  ------  ------  ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                            0.77%(a)       0.79%   0.82%   0.95%       0.99%(a)
  Net Investment Income               1.08%(a)       1.39%   1.31%   0.93%       0.43%(a)
  Decrease Reflected in
    Expense Ratio due to
    Expense Reimbursement               --             --      --      --        0.17%(a)
Portfolio Turnover                      29%            57%     59%     56%         54%(b)
Average Broker Commissions           .0008          .0020      --      --          --

------------------------
(a) Annualized.

(b) Portfolio turnover for the fiscal year ended October 31,1993, included the portfolio activity of The Pierpont International Equity Fund, Inc.for the period November 1, 1992 through October 3, 1993, prior to conversion when The Pierpont International Equity Fund, Inc. contributed all of its investable assets to the Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio commenced operations on October 4, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $160,213,973 on that date from The Pierpont International Equity Fund, Inc. in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $11,116,204 was included in the contributed securities. Prior to May 12, 1997, the Portfolio's name was The Non-U.S. Equity Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At April 30, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                      COST/       VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                  PROCEEDS       4/30/97     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
German Mark 8,685,377, expiring 7/24/97..........  $ 5,046,000   $ 5,047,516   $       1,516
Japanese Yen 672,767,869, expiring 7/24/97.......    5,414,500     5,369,870         (44,630)
Japanese Yen 677,175,272, expiring 7/24/97.......    5,414,500     5,405,049          (9,451)
Japanese Yen 1,257,761,909, expiring
 7/24/97.........................................   10,044,000    10,039,152          (4,848)
SALES CONTRACTS
-------------------------------------------------
German Mark 25,019,192, expiring 7/24/97.........   14,579,949    14,539,930          40,019
French Franc 58,800,695, expiring 7/24/97........   10,187,231    10,134,134          53,097
Japanese Yen 621,962,172, expiring 7/24/97.......    5,004,000     4,964,352          39,648
Japanese Yen 12,267,955,376, expiring
 7/24/97.........................................   98,935,124    97,919,855       1,015,269
                                                                               --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $   1,090,620
                                                                               --------------
                                                                               --------------

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    e)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets and the possible inability of counterparties to meet the terms of the contracts. Futures transactions during the six months ended April 30, 1997 are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts opened.................................     1,840    $   190,417,749
Contracts closed.................................    (1,317)      (138,442,070)
                                                   ---------   ----------------
Contracts open at end of period..................       523    $    51,975,679
                                                   ---------   ----------------
                                                   ---------   ----------------

      SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1997

                                                                    NET UNREALIZED
                                                   CONTRACTS LONG    APPRECIATION
                                                   --------------   --------------
Australian All Ord. Index, expiring June 1997....            245    $     422,198
DAX Index, expiring June 1997....................             62          718,443
FTSE 100 Index, expiring June 1997...............             78          241,176
Topix Index, expiring June 1997..................            138          798,676
                                                   --------------   --------------
Totals...........................................            523    $   2,180,493
                                                   --------------   --------------
                                                   --------------   --------------

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an investment advisory agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the investment advisory agreement, the Portfolio pays Morgan at an annual rate of 0.60% of the Portfolio's average daily net assets. For the six months ended April 30, 1997, such fees amounted to $2,718,767.

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement, FDI provides administrative services necessary for the operation of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. Under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Portfolio and other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds and The JPM Institutional Funds invest, JPM Series Trust and JPM Series Trust II. For the six months ended April 30, 1997, the fee for these services amounted to $11,466.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were being liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, The JPM Pierpont Funds, The JPM Institutional Funds and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $142,655.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $16,371 for the six months ended April 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios, and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,307.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1997 were as follows:

                          COST OF           PROCEEDS
                          PURCHASES        FROM SALES
                          ------------    ------------
                          $248,319,612    $362,421,205

JPM INSTITUTIONAL PRIME MONEY MARKET FUND
JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
JPM INSTITUTIONAL SHORT TERM BOND FUND
JPM INSTITUTIONAL BOND FUND
JPM INSTITUTIONAL TAX EXEMPT BOND FUND
JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND
JPM INSTITUTIONAL INTERNATIONAL BOND FUND
JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
JPM INSTITUTIONAL DIVERSIFIED FUND
JPM INSTITUTIONAL U.S. EQUITY FUND
JPM INSTITUTIONAL DISCIPLINED EQUITY FUND
JPM INSTITUTIONAL U.S. SMALL COMPANY FUND
JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND
JPM INSTITUTIONAL EUROPEAN EQUITY FUND
JPM INSTITUTIONAL JAPAN EQUITY FUND
JPM INSTITUTIONAL ASIA GROWTH FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.


THE
JPM INSTITUTIONAL
INTERNATIONAL
EQUITY FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997